SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        ___________________


                             FORM 8-K/A

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): August 31, 1996


                        ALPHA SOLARCO, INC.

     (Exact name of Registrant as specified in its Charter)


    Colorado               0-9376                31-0944136
(State or other     (Commission File No.)    (IRS Employer
jurisdiction of                               Identification
Number)
incorporation)

510 E. University Drive, Phoenix, AZ             85004
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: 602-252-3055



                                 N/A
(Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired








                      CYBER REAL ESTATE, INC.
                       ____________________

                       Financial Statements

                          March 31, 1996

                    CYBER REAL ESTATE, INC.

                      TABLE OF CONTENTS


AUDITOR'S REPORT                                  1

FINANCIAL STATEMENTS

     Balance Sheet                                2

     Statement of Expenses                        4

     Statement of Shareholders' Equity            5

     Statement of Cash Flow                       6

     Notes to Financial Statements                7

Sellers & Associates
CERTIFIED PUBLIC ACCOUNTS
3785 Harrison Blvd. Ste 1D, Ogden, Utah 84403.(801) 621-8128.FAX
(801) 627-1639




                        INDEPENDENT AUDITOR'S REPORT

Board of Directors
Cyber Real Estate, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Cyber Real Estate, Inc. and subsidiary as of March 31, 1996, and the related statements of expense, shareholders' equity, and cash flows for the period from February 2, 1996 (inception) to March 31, 1996. These financial statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cyber Real Estate, Inc. and subsidiary as of March 31, 1996, and the results of its operations and its cash flows for the period from February 2, 1996 (inception) to March 31, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been presented assuming the Company will continue as a going concern. As discussed in
Note 2 to the financial statements, the Company has not transacted any business since inception, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The accompanying financial statements have been presented assuming the Company will continue using the real estate as student housing. As discussed in Note 4 to the financial statements, present zoning requirements for parking could prevent using the building for any other application besides student housing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sellers & Associates

May 17, 1996













                        CYBER REAL ESTATE, INC.
                   (A Development Stage Enterprise)
                            BALANCE SHEET
                         as of March 31, 1996


__________________________________________________________________


ASSETS
__________________________________________________________________


Current assets

     Cash                                         $     -
__________________________________________________________________



__________________________________________________________________


Property, plant and equipment
     Building                                      1,027,500
     Land                                             72,500
__________________________________________________________________


                                                   1,100,000

     (Less) accumulated depreciation                  (3,623)
__________________________________________________________________


                                                   1,096,377
__________________________________________________________________


Total assets                                      $1,096,377
__________________________________________________________________









See accompanying notes







                        CYBER REAL ESTATE, INC.
                   (A Development Stage Enterprise)
                            BALANCE SHEET (continued)
                         as of March 31, 1996


__________________________________________________________________

LIABILITIES AND
SHAREHOLDERS' EQUITY
__________________________________________________________________

LIABILITIES

Current liabilities
     Accounts payable                                 $    6,418
     Accrued interest payable                              1,833
     Note payable                                        275,000
__________________________________________________________________

                                                         283,251
__________________________________________________________________

COMMITMENTS AND CONTINGENCIES
__________________________________________________________________


SHAREHOLDERS' EQUITY

     Common stock - $.001 par value,
        authorized 20,000,000 shares,
        issued 1,000,000 shares                            1,000

     Preferred stock - $.001 par
        value, authorized 5,000,000
        shares, issued 825,000 shares                        825


     Additional paid-in capital -
        preferred                                        824,175

     (Deficit) accumulated during the                    (12,874)
        development stage

__________________________________________________________________


__________________________________________________________________


TOTAL LIABILITIES AND SHAREHOLDERS'
EQUITY                                                $1,096,377

==================================================================




See accompanying notes

                          CYBER REAL ESTATE, INC.
                     (A Development Stage Enterprise)
                          STATEMENT OF EXPENSES
                February 2, 1996 (inception) to March 31, 1996


__________________________________________________________________


Costs and expenses                                     $   12,874
__________________________________________________________________


Net income (loss)                                      $  (12,874)

==================================================================

Income (loss) per share                                $   (0.008)

==================================================================

Weighted average shares outstanding
during the period                                       1,716,379

=================================================================












See accompanying notes

                                CYBER REAL ESTATE, INC.
                           (A Development Stage Enterprise)
                           STATEMENT OF SHAREHOLDERS' EQUITY



__________________________________________________________________

                       Stock
         _________________________________
                                                       (Deficit)
                                           Additional  Accumulated
                          Par Value        Paid-In     During
               Number of (.001/Share)      Capital     Development
               Shares    Common  Preferred Preferred   Stage
__________________________________________________________________

Balance
February 2,
 1996
(inception)          -   $    -    $  -  $      -   $      -

Stock issued
  2/5/96     1,000,000    1,000       -         -          -

Stock issued
  2/6/96       825,000        -     825   824,175          -

Net (loss) for
 period                                              (12,874)

__________________________________________________________________

Balance
March 31,
 1996        1,825,000   $1,000    $825  $824,175   $(12,874)

==================================================================










See accompanying notes

                          CYBER REAL ESTATE, INC.
                     (A Development Stage Enterprise)
                          STATEMENT OF CASH FLOWS
               February 2, 1996 (inception) to March 31, 1996


CASH FLOWS FROM:

__________________________________________________________________

OPERATING ACTIVITIES:

     Net Income (loss)                                $   (12,874)
     Reconciliation of net income (loss) to net
      cash provided (used) by operating activities:
          Depreciation                                      3,623
          Services rendered for stock acquired              1,000
          Change in current assets and liabilities:
               Account payable                              6,418
               Accrued interest payable                     1,833

__________________________________________________________________

Net cash provided (used) by operating activities                -
__________________________________________________________________

INVESTING ACTIVITIES:
     (See supplemental disclosures below)                       -
__________________________________________________________________

FINANCING ACTIVITIES:
     (See supplemental disclosures below)                       -
__________________________________________________________________

NET INCREASE (DECREASE) IN CASH                                 -

CASH, BEGIN OF PERIOD (2/2/96) (inception)                      -
__________________________________________________________________

CASH, END OF PERIOD (3/31/96)                            $      -

==================================================================

Supplemental disclosures of cash flow information:
__________________________________________________________________

On February 5, 1996, 1,000,000 shares of common stock valued at $1,000 were issued for services at $.001 per share.

On February 20, 1996, the Company acquired property for
$1,100,000. It issued 825,000 shares of preferred stock valued at $825,000 and assumed a $275,000 note payable due in one year for the balance.

==================================================================




See accompanying notes

                            CYBER REAL ESTATE, INC.
                       (A Development Stage Enterprise)
                         Notes to Financial Statements
                                March 31, 1996


Note 1 Summary of Significant Accounting Policies:

Organization:

The Company was incorporated February 2, 1996 under the laws of Nevada to engage in the business of residential housing.

The Company is authorized to issue up to 20,000,000 shares of common stock, par value $.001 and up to 5,000,000 shares of preferred stock, par value $.001.

A wholly owned subsidiary, also named Cyber Real Estate, Inc., was incorporated in March 1986 under the laws of Illinois also to engage in the business of residential housing. The Company's asset, which is real estate in Illinois, then passed into the hands of its subsidiary, an Illinois Corporation.

Depreciation:

The cost of the building is depreciated on the straight-line method over 39 years. Depreciation for the current period is $3,623.

Income Taxes:

The Company has adopted the provisions of statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which incorporates the use of the asset and liability approach of accounting for income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities.

At March 31, 1996, the Company has a net operating loss carry forward of $12,874 that could be offset against future taxable income, including the remaining of the current taxable year. The loss carry forward expires in 2011 if not used. A tax benefit has not been reported in the accompanying financial statements, however, because the Company is uncertain as to the likelihood of utilization of the carry forward. Accordingly, the tax benefit of the $12,874 loss carry forward has been offset by valuation allowance of the same amount, and thus no reporting is required on the financial statements.

Statement of Cash Flows:

For purpose of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Net Income (Loss) Per Share:

Primary net income or loss per share is computed by dividing net income by the weighted average number of shares outstanding.


Note 2 Going Concern Consideration:

The Company has generated no revenues since inception. There is also a significant working capital deficit. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon sale of stock, securing sufficient financing, and/or increasing cash flow from operations.

                            CYBER REAL ESTATE, INC.
                       (A Development Stage Enterprise)
                   Notes to Financial Statements (continued)
                                March 31, 1996


Note 3 Related Party Transaction, Notes Payable and Stock Issued:

On February 20, 1996 the Company bought from a not-for profit religious corporation a student dormitory in DeKalb, Illinois. It is temporarily closed for repairs because of a May 1995 fire in the main floor student recreational area. The Company bought the
facilities for $1,100,000.   It exchanged 825,000 shares of
preferred stock for $825,000 and assumed a 6% promissory note for $275,000 on the balance. The note is secured by the building with interest payable quarterly and the principal due February 20, 1997.

The not-for profit corporation has none of its management as an officer or as a director of the Company.

Note 4 Valuation of Real Estate:

As discussed in Note 3 the Company acquired real estate in DeKalb, Illinois for $1,100,000 from a not-for-profit organization who had received it as a charitable contribution from an unrelated third party.

The value assigned to the charitable gift was determined by an MRI appraisal in an "as is" condition assuming that the fire damage which occurred in May, 1995 was repaired. The Company bought the facilities at the appraised value of $1,100,000.

The building is presently being repaired. The Company estimates the fire damage repairs will not exceed $30,000. The Company plans to have it available for occupancy as student housing before the local institutions of higher learning start in the fall of 1996.

If the property is converted to another use, the parking will not meet the present zoning requirements and the value of the property would, therefore, be impaired.

























                               Cyber Real Estate
                                 Balance Sheet

                                 June 30, 1996


Assets


  Assets

     Current Assets
        Interco-CPI                       (9,990.00)
             Total Current Assets                       (9,990.00)

     Investments

     Property, Plant and Equipment
        Building                       1,027,500.00
        Land                              72,500.00
        Leasehold Improvements            15,911.02
             Total Property, Plant
             and Equipment                           1,115,911.02

     Other Assets
                                                     ------------
        Total Assets                                 1,105,921.02
                                                     ============

Liabilities

   Liabilities

   Current Liabilities
        A/P-RP-CFS                        23,557.23
        Accrued Property Taxes             5,921.02
        Accrued Interest                   5,958.33
        Current Portion - Notes Payable  275,000.00
             Total Current - Liabilities               310,436.58

   Income Taxes
   Other Current Liabilities
   Notes Payable
   Other Liabilities
                                                     ------------

             Total Liabilities                         310,436.58

Stockholders Equity

   Preferred Stock                           825.00
   Additional Paid in
    Capital-Preferred                    824,175.00
   Common Stock                            1,000.00
   Current Retained Earnings             (30,515.56)
        Total Stockholders Equity                      795,484.44
                                                     ------------

        Total Liabilities and Capital                1,105,921.02
                                                     ============



(b) Proforma financial information

INDEX TO FINANCIAL STATEMENTS AND
SUPPLEMENTARY FINANCIAL DATA

Pro Forma Condensed Combined Financial Statements:
  Pro Forma Condensed Combined Balance Sheet - May 31, 1996
(unaudited)
  Pro Forma Condensed Combined Statement of Operations - Year Ended May 31, 1996 (unaudited)
  Notes to Pro Forma Condensed Combined Financial Statements
Cyber Real Estate, Inc.:
 Report of Independent Certified Public Accountants
 Balance Sheet - March 31, 1996
 Statement of Expenses - February 2, 1996 (inception) to March 31,
1996
 Statement of Stockholders' Equity - February 2, 1996 (inception) to March 31, 1996
 Statement of Cash Flows - February 2, 1996 (inception) to March
31, 1996
   Notes to Consolidated Financial Statements
   Balance Sheet - June 30, 1996 (unaudited)
   Income Statement - Three Months Ended June 30, 1996 (unaudited)


ALPHA SOLARCO INC.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

     The following pro forma condensed combined balance sheet as of May 31, 1996, and the pro forma condensed consolidated statements of operations for the year ended May 31, 1996, give effect to the acquisition of 90% of the outstanding common shares of Cyber Real Estate, Inc. ("Cyber") by Alpha Solarco Inc. ("Alpha"). The pro forma information is based on the historical financial statements of Alpha and Cyber (as of June 30, 1996) giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

     The pro forma statements have been prepared by Alpha management based upon the financial statements of Cyber included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Alpha and Cyber.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
MAY 31, 1996


                       HISTORICAL                  PRO FORMA          PRO FORMA
       ASSETS            ALPHA         CYBER      ADJUSTMENTS          COMBINED
Current assets         $    458,173    $        0   $         0     $    458,173
Property and
   equipment - net          173,202     1,115,911             0        1,289,113
Other assets              1,080,533             0             0        1,080,533
Goodwill                          0             0     1,249,114 (2)    1,249,114
Investment in Cyber               0             0     1,250,000 (1)            0
                                                     (1,250,000)(2)
                        -----------    ----------    --------------  -----------
                       $  1,711,908    $1,115,911   $ 1,249,114     $  4,076,933
                        ===========    ==========    ==============  ===========
  LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities    $    846,179    $  320,427   $         0     $  1,166,606
Long-term debt               52,627             0             0           52,627
Minority interest                 0             0       794,598(2)       794,598
Stockholders' equity:
   Preferred stock                0           825          (825)(2)            0
   Additional paid-in
      capital - prefer            0       824,175      (824,175)(2             0
   Common
      stock              14,787,416         1,000     1,250,000 (1)   16,037,416
                                                         (1,000)(2)
   Accumulated deficit  (13,974,314)      (30,516)       30,516 (2)  (13,974,314)
                        -----------     ---------    --------------  ------------

   Total stockholders'      813,102       795,484       454,516        2,063,102
                        -----------     ---------    --------------  ------------
                       $  1,711,908    $1,115,911   $ 1,249,114     $  4,076,933
                        ===========     =========    ==============  ============


See notes to pro forma condensed combined financial statements



ALPHA SOLARCO INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1996
                       HISTORICAL                  PRO FORMA     PRO FORMA
                         ALPHA         CYBER      ADJUSTMENTS     COMBINED
Revenues               $1,035,242      $      0     $  30,000    $1,065,242

Costs and expenses:
   Cost of sales          314,187             0             0       314,187
   General and
      administrative      909,085        20,934        20,000       950,019
   Depreciation            51,561         3,623        23,131        78,315
   Amortization                 0             0       124,914       124,914
   Interest                15,547         5,959        10,541        32,047
                        ---------       -------      --------     ----------
                        1,290,380        30,516       178,586     1,499,482
                        ---------       -------      --------     ----------
Loss from continuing
   operations          $ (255,138)     $(30,516)    $(148,586)   $ (434,240)
                        =========       =======      =========    ==========
Loss per share from
  continuing operation $    (0.15)                               $    (0.13)
                        =========                                 ==========


See notes to pro forma condensed combined financial statements

ALPHA SOLARCO INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Effective August 31, 1996, Alpha Solarco Inc. ("Alpha") acquired 90% of the outstanding common stock of Cyber Real Estate, Inc. ("Cyber") in exchange for 625,000 shares of Alpha common stock. The pro forma financial statements combine the assets and liabilities of the two companies at May 31, 1996, and their results of operations for the year then ended. In combining the entities, the following pro forma adjustments have been made.

(1) Reflects the exchange of 625,000 Alpha Common shares valued at $2 per share for 9,000,000 common shares of Cyber.

(2) Under the purchase method of accounting, Cyber's assets and liabilities are required to be adjusted to reflect their fair market value. Based on current appraisals of the real estate, management believes that fair values approximate Cyber's book values. The following adjustments have been made to eliminate the preferred stock and reflect such amount as minority interest, and record goodwill:

Net assets at fair value        $795,484
Less amount attributable to
   preferred stock              (794,500)
                                --------
                                     984
Percent purchased                     90 %
                                --------
                                     886
Goodwill                       1,249,114
                                --------
Investment                    $1,250,000
                               =========

Management is pursuing the conversion of the preferred shares to common shares which, if completed would require an adjustment of the minority interest and goodwill amounts.

(3) For purposes of presenting the pro forma condensed combined statement of operations, the following adjustments (which are expected to be recurring) have been made:

Increase (decrease) in net
   income:
   Rental revenue from
      property                   $30,000
   Additional operating
      expenses including
      repairs, utilities, etc.   (20,000)
   Full year depreciation
      expense on Cyber real
      property (39 years)        (23,131)
   Interest on note payable      (10,541)
   Amortization of goodwill
      (10 years)                (124,914)
                                --------
                               ($148,586)
                                =========

(4) The pro forma statement of operations has not been adjusted for non-recurring charges that are expected to be incurred within the ensuing year. Such charges include additional professional fees incurred as a result of the acquisition and repair costs needed to repair the property. In addition, the pro forma does not reflect any possible write-downs of goodwill or long-lived assets that may be necessary should expected rents not be achieved or management's plans for the property change.





(c) Exhibits

Exhibit No.    Description                      Page

2              Stock Exchange Agreement as of    *
               August 31, 1996 by and
              among Premier Sales
              Corporation, Ltd., a
              Channel Islands corporation ("PSC")
              East-West Trading Corporation,
              Ltd., a West Indies corporation
              ("EWT"), Karston Electronics,
              Inc., a British Virgin
              Islands corporation ("KEL")
              collectively known as
              the "Companies" and Alpha
              Solarco, Inc., a Colorado
              corporation with its principal
              place of business at 510
              E. University Dr., Phoenix,
              AZ 85005 ("Alpha").


* Previously filed


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALPHA SOLARCO, INC.



Date:  November 14, 1996       By: /s/ Edward C. Schmidt
                              Edward C. Schmidt, President